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                                                                    EXHIBIT 10.1

                                   ASSIGNMENT
                                   ----------

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Terrace Holdings, Inc. (formerly known as Bon Adventure Kosher Tours) ("Assignor") does hereby assign, transfer, convey, and deliver unto its wholly owned subsidiary, The Lasko Family Kosher Tours, Inc., ("Assignee") and its respective successors and assigns, all of the rights, obligations, title, and interest of Assignor in and with respect to that certain contract and addendum thereto between Assignor and Registry Resort (formerly known as Bonaventure Resort & Spa) (the "Hotel") relating to the Assignor's management and administration of a Passover vacation program with the Hotel, dated August 12, 1992, including all of the terms and conditions set forth thereunder (the "Passover Contract") (attached hereto as an Exhibit to this Assignment).

     Assignee hereby accepts the assignment and transfer to it of the rights, obligations, title, and interest in the Passover Contract, and, in consideration of such transfer and assignment, agrees to be responsible for the management and administration, from and after the date of this Assignment, of any and all aspects of the Passover Contract, including any and all costs and expenses related to Assignee's performance under said contract.

     Assignor hereby covenants with Assignee and their respective successors and assigns to execute, acknowledge, and deliver to, or to cause to be done, executed, acknowledged and delivered to, Assignee and their respective successors and assigns all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably requested by Assignee or such successor or assign to manage or otherwise perform Assignee's obligations under the Passover Contract.

     This Assignment shall be binding upon the successors and assigns of Assignor and shall inure to the benefit of the successors and assigns of each Assignee.

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed and delivered this 13th day of February, 1997

                                         TERRACE HOLDINGS, INC.

                                         By: /s/ Dr. Samuel Lasko
                                             ---------------------------
                                                 Dr. Samuel Lasko

                                         ACCEPTED:

                                         THE LASKO FAMILY KOSHER TOURS, INC.

Dated: February 13, 1997                 By: /s/ Dr. Samuel Lasko
                                             ---------------------------
                                                 Dr. Samuel Lasko

                             CONSENT TO ASSIGNMENT
                             ---------------------

     The undersigned, being the Managing Director of the Registry Resort (formerly known as the Bonaventure Resort & Spa), hereby consents and agrees to the foregoing Assignment of Contract.


Dated: February 14, 1997                 REGISTRY RESORT

                                         By: /s/ Greg Horeth
                                             ---------------------------
                                                 Greg Horeth